SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                              FORM 8-K/A

                      AMENDMENT NO. 1 TO FORM 8-K

                            CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        February 25, 2000


                        QUINTEK TECHNOLOGIES, INC.
         (Exact name of registrant as specified in its charter)

   California               0-28541           77-0505346
(State or other            (Commission       (IRS Employer
jurisdiction of             File Number)     Identification No.)
incorporation
or organization)

                      537 Constitution Avenue
                    Camarillo, California 93012
               (Address of principal executive office)

             Issuer's telephone number:    805-482-6874

Item 4     Changes in Registrant's Certifying Accountant

     This Amendment No. 1 to the Report on Form 8-K dated February 25, 2000, incorporates as Exhibit 16.1 a letter from our former accountant, Brown, Armstrong, Randall, Reyes, Pauldin & McCown regarding the change in our certifying accountant that was previously reported in the Form 8-K.

Item 7     Financial Statements and Exhibits

(a)   Not applicable.
(b)   Not applicable.
(c) Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K.

EXHIBIT
NUMBER                           DESCRIPTION OF EXHIBIT
--------                    --------------------------------
16.1                       Letter of Brown, Armstrong, Randall,
                           Reyes, Pauldin & McCown Accounting
                           Corporation regarding change in certifying certifying accountant


                          SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                QUINTEK TECHNOLOGIES, INC.


Date:   March 7, 2000               /s/ Thomas W. Sims
     -------------------        ---------------------------------
                                Thomas W. Sims, President

                            March 3, 2000



Securities and Exchange Commission
Office of the Chief Accountant
Mail Stop 9-5
450 Fifth Street, N.W.
Washington, D.C.  20549

We have ben dismissed as the auditors of Quintek Technologies, Inc., IRS Employer Identification No. 77-0505346. We have been asked to respond to a Form 8-K filing to be done by this Company on March 3, 2000, wherein certain representations about our client/auditor relationship have been made.

We agree with the statements made in the draft form 8-K, dated March 3, 2000, supplied to us.

                                          Very truly yours,

                                          BROWN ARMSTRONG RANDALL
                                          REYES PAULDEN & McCOWN
                                          ACCOUNTANCY CORPORATION



                                          By:  Burton H. Armstrong

BHA:rv
cc:   Mr. Thomas W. Sims, President
      Quintek Technologies, Inc.